Exhibit 10.1

SEVENTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Seventh Amendment to Loan and Security Agreement is entered into as of May 10, 2018 (the “Amendment”), by and between HERITAGE BANK OF COMMERCE (“Bank”) and BRIDGELINE DIGITAL, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of June 9, 2016 and as amended from time to time, including pursuant to that certain First Amendment to Loan and Security Agreement dated as of August 15, 2016, that certain Second Amendment to Loan and Security Agreement dated as of December 12, 2016, that certain Third Amendment to Loan and Security Agreement dated as of August 10, 2017, that certain Fourth Amendment to Loan and Security Agreement dated as of October 6, 2017, that certain Fifth Amendment to Loan and Security Agreement dated as of November 27, 2017 and that certain Sixth Amendment to Loan and Security Agreement dated as of February 1, 2018 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.     Borrower acknowledges that there is an existing and uncured Event of Default arising from Borrower’s failure to comply with the Adjusted EBITDA covenant set forth in Section 6.9(b) of the Agreement for the period ended March 31, 2018 (the “Covenant Default”). Subject to the conditions contained herein and performance by Borrower of all of the terms of the Agreement after the date hereof, Bank waives the Covenant Default. Bank does not waive Borrower’s obligations under such section after the date hereof and as amended hereby, and Bank does not waive any other failure by Borrower to perform its obligations under the Loan Documents.

2.     Section 6.9(b) of the Loan and Security Agreement is amended and restated in its entirety to read as follows:

(b)     Performance to Plan – Adjusted EBITDA. Borrower’s minimum quarterly Adjusted EBITDA for the fiscal quarters ending on June 30, 2018 and on September 30, 2018 shall be at least the amount set forth on Exhibit D. For each quarter thereafter, Borrower and Bank shall mutually agree upon minimum quarterly Adjusted EBITDA amounts for each fiscal year within thirty (30) days following the beginning of each fiscal year.

3.     Exhibit D to the Loan and Security Agreement is replaced in its entirety with the Exhibit D separately provided by Bank to Borrower.

4.     Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and no Event of Default has occurred and is continuing (other than the Covenant Default).

5.     Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

6.     This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.

7.     As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)     payment of a waiver fee in the amount of $5,000 plus all Bank Expenses incurred through the date of this Amendment; and

(b)     such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

BRIDGELINE DIGITAL, INC. By: /s/Michael D. Prinn Name: Michael D. Prinn Title: CFO
HERITAGE BANK OF COMMERCE By: /s/ Karla Schrader Name: Karla Schrader Title: Vice President